                                    EXHIBIT B

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01 per Share, of COHR Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 3rd day of January 1999.

                                   THREE CITIES OFFSHORE II C.V.

                                   By:   TCR Offshore Associates, L.P.
                                         its General Partner

                                         By:   Three Cities Associates, N.V.,
                                               its General Partner

                                               By:    /s/   J. William Uhrig
                                                     ---------------------------
                                                     Name:  J. William Uhrig
                                                     Title: President



                                   THREE CITIES FUND II, L.P.

                                   By:   TCR Associates, L.P.,
                                         its General Partner

                                         By:   Three Cities Research, Inc.,
                                               its General Partner

                                               By:    /s/   Willem F.P. de Vogel
                                                     ---------------------------
                                                     Name:  Willem F.P. de Vogel
                                                     Title: President

                                   THREE CITIES RESEARCH, INC.

                                         By:    /s/   Willem F.P. de Vogel
                                               ---------------------------------
                                               Name:  Willem F.P. de Vogel
                                               Title: President

                                   SIGNATURES


         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: January 3, 1999

                                   THREE CITIES OFFSHORE II C.V.

                                   By:   TCR Offshore Associates, L.P.
                                         its General Partner

                                         By:   Three Cities Associates, N.V.,
                                               its General Partner

                                               By:    /s/   J. William Uhrig
                                                     ---------------------------
                                                     Name:  J. William Uhrig
                                                     Title: President



                                   THREE CITIES FUND II, L.P.

                                   By:   TCR Associates, L.P.,
                                         its General Partner

                                         By:   Three Cities Research, Inc.,
                                               its General Partner

                                               By:    /s/   Willem F.P. de Vogel
                                                     ---------------------------
                                                     Name:  Willem F.P. de Vogel
                                                     Title: President



                                   THREE CITIES RESEARCH, INC.

                                         By:    /s/   Willem F.P. de Vogel
                                               ---------------------------------
                                               Name:  Willem F.P. de Vogel
                                               Title: President

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David W. Bernstein, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in any and all capacities any and all amendments to this Statement on
Schedule 13D and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do all such other acts and execute all such other documents as they, or any of them, may deem necessary or desirable in connection with the foregoing, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

                                   THREE CITIES OFFSHORE II C.V.

                                   By:   TCR Offshore Associates, L.P.
                                         its General Partner

                                         By:   Three Cities Associates, N.V.,
                                               its General Partner

                                               By:    /s/   J. William Uhrig
                                                     ---------------------------
                                                     Name:  J. William Uhrig
                                                     Title: President



                                   THREE CITIES FUND II, L.P.

                                   By:   TCR Associates, L.P.,
                                         its General Partner

                                         By:   Three Cities Research, Inc.,
                                               its General Partner

                                               By:    /s/   Willem F.P. de Vogel
                                                     ---------------------------
                                                     Name:  Willem F.P. de Vogel
                                                     Title: President



                                   THREE CITIES RESEARCH, INC.

                                         By:    /s/   Willem F.P. de Vogel
                                               ---------------------------------
                                               Name:  Willem F.P. de Vogel
                                               Title: President



                                   Dated:  January 3, 1999